UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    October 23, 2003

DOMINION HOMES, INC.

(Exact name of registrant as specified in its charter)

Ohio	0-23270	31-1393233
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5000 Tuttle Crossing Boulevard, P.O. Box 5000, Dublin, Ohio	43016-5555
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code    (614) 356-5000

Item 7.    Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number	Description

99.1	Press Release dated October 23, 2003.

Item 9.    Regulation FD Disclosure.

On October 23, 2003, Dominion Homes, Inc., an Ohio corporation (the “Company”), issued a press release announcing that the Company would release earnings for the third quarter ended September 30, 2003, and hold its conference call regarding the same on October 27, 2003. The press release, which is attached as Exhibit 99.1 hereto and incorporated by reference into this Form 8-K, is being furnished under this Item 9 in accordance with the provisions of Regulation FD (17 CFR §§ 243.100 etseq.).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINION HOMES, INC.

By:  /s/    Peter J. O’Hanlon

        Peter J. O’Hanlon

        Senior Vice President and

        Chief Financial Officer

Date:  October 23, 2003

2